       10.5-1

                                    GUARANTY

     This Guaranty ("Guaranty") dated as of July 3, 1996 is entered into between South Charleston Stamping & Manufacturing Company ("Guarantor") in favor of Wilbert F. Schwartz, Thomas E. Arnold, Jr. and Karl W. Dolk, Trustees of the ELIC Trust (and any successors to such Trustees), under agreement dated February 15, 1994 ("Lender").

     The parties hereby agree as follows:

     1. Guarantor unconditionally, absolutely and irrevocably guarantees and promises to pay to Lender, on demand, in immediately available funds, any and all indebtedness and obligations (hereinafter collectively, the "Guaranteed Obligations") of Borrower to Lender under the Promissory Note now existing or hereafter incurred or created and however arising. Guarantor agrees that this Guaranty constitutes a guaranty of payment when due and not of collection.

     2. Guarantor agrees that it is directly and primarily liable to Lender, that its obligations hereunder are independent of the Guaranteed Obligations and that a separate action or actions may be brought and prosecuted against Guarantor, whether action is brought against Borrower or whether Borrower is joined in any such action or actions. Guarantor agrees that any releases which may be given by Lender to Borrower or any other guarantor or endorser shall not release it from this Guaranty.

     3. Guarantor hereby authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, from time to time to do any or all of the following in such manner, upon such terms, and at such times as Lender, in its sole discretion, deems advisable without in any way impairing, affecting, reducing or releasing Guarantor from its obligations under this Guaranty: (i) renew, compromise, extend, refinance, accept partial payments, accelerate or restructure the Guaranteed Obligations or otherwise change the time for payment or the terms of any of the Guaranteed Obligations, or any part thereof, including, without limitation, increasing or decreasing the rate of interest thereof; (ii) waive, amend, rescind or modify any of the terms or provisions of the Promissory Note or Stock Purchase Agreement; (iii) settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations, or any part thereof, and any security or collateral therefor in any manner as Lender may determine in its sole discretion; and (iv) assign, without notice, this Guaranty in whole or in part and Company's rights hereunder to any one at any time.

     4. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protests, notices of dishonor, notices of default, notice of acceptance of this Guaranty, diligence, and notices of the existence, creation or incurrence of the Guaranteed Obligations and all other notices or formalities to which Guarantor may be entitled under applicable law.

     5. As a condition to payment or performance by Guarantor under this Guaranty, Lender shall not be required to, and Guarantor hereby waives any and all rights to require Lender to, prosecute or seek to enforce any remedies against Borrower or any other party liable to Lender on account of the Guaranteed Obligations or to require Lender to seek to enforce or resort to any remedies with respect to any security interests, liens or encumbrances

       10.5-2

granted to Lender by Borrower or any other party on account of the Guaranteed Obligations.

     6. Guarantor agrees not to assert any right of subrogation, reimbursement, exoneration, contribution or any other rights that would result in Guarantor being deemed a creditor of Borrower under the federal Bankruptcy Code or any other law until the Guaranteed Obligations have been paid in full.

     7. Guarantor hereby represents and warrants to Lender that: (i) Guarantor has taken all requisite action to authorize it to enter into and perform its obligations under this Guaranty and to consummate the transactions contemplated hereby; (ii) this Guaranty has been duly authorized, executed and delivered by Guarantor; and (iii) neither the execution and delivery of this Guaranty nor the performance by Guarantor of its obligations hereunder will (a) violate any provision of the certificate of incorporation or by-laws of Guarantor, (b) violate any statute or law (including federal and state securities laws) or any judgment, decree, order, regulation or rule of any court or governmental authority to which Guarantor or any of its assets may be bound, (c) cause the acceleration of the maturity of any material debt or obligation of Guarantor, or (d) violate, or be in conflict with, or constitute a default under, or permit the termination of, or require the consent of any person under, or result in the creation of any lien, charge, encumbrance or other similar restriction upon any assets of Guarantor under, any material agreement to which Guarantor is a party or by which Guarantor or its assets may be bound.

     8. Neither the execution nor the delivery of this Guaranty will require a consent, waiver, approval or authorization of, or filing, registration or qualification with, any governmental authority.

     9. All amounts required to be paid to Lender by Guarantor pursuant to the provisions of this Guaranty shall bear interest from and including the date upon which such amounts are due, to and excluding the date of payment thereof, at the rate of 10 percent per annum.

     10. This Guaranty shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

     11. This Guaranty may not be amended, modified or supplemented unless the same is in writing and signed by the parties hereto.

     12. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     13. The interpretation and construction of this Guaranty, and all matters relating hereto, shall be governed by the laws of the State of California applicable to contracts made and to be performed entirely within the State of California. Any disputes arising out of or relating to this Guaranty, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Guaranty, or any breach of this Guaranty or any such document or instrument shall be settled by arbitration to be held in Los Angeles, California, in accordance with the rules then in effect of the American Arbitration Association or any successor thereto. The arbitrator ("Arbitrator") shall be a party mutually acceptable to Lender and Guarantor;

       10.5-3

PROVIDED, HOWEVER, that if they cannot agree on an arbitrator, the Regional Director of the American Arbitration Association shall choose the Arbitrator. The Arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the Arbitrator shall be final, conclusive, and binding on the parties to the arbitration. Judgment may be entered on the Arbitrator's decision in any court having jurisdiction.

     Any party that prevails in an arbitration described in this Section 13 shall be entitled to reasonable attorneys' fees and other costs incurred in such arbitration, or in enforcing a judgment entered with respect to such arbitration or any appeal therefrom, separately from and in addition to any other amount included in such judgment. This Section 13 shall be severable from the other provisions of this Guaranty and shall survive and not be merged into any such judgment.

     14. In the event that any one or more of the provisions contained herein is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired.

     IN WITNESS WHEREOF, the parties hereto have executed this Guaranty as of the date first above written.

                                 SOUTH CHARLESTON STAMPING &
                                 MANUFACTURING COMPANY

                                 ______________________________

                                 By:   /s/ Larry D. Temple
                                    ---------------------------

                                 Its   Vice President
                                    ---------------------------


                                 WILBERT F. SCHWARTZ, THOMAS E.
                                 ARNOLD, JR. AND KARL W. DOLK,
                                 TRUSTEES OF THE ELIC TRUST,
                                 UNDER AGREEMENT DATED FEBRUARY
                                 15, 1994


                                   /s/ Wilbert F. Schwartz
                                 -------------------------------
                                 Wilbert F. Schwartz, Trustee


                                   /s/ Thomas E. Arnold, Jr.
                                 -------------------------------
                                 Thomas E. Arnold, Jr., Trustee


                                   /s/ Karl W. Dolk
                                 -------------------------------
                                 Karl W. Dolk, Trustee